UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 1, 2018

Trecora Resources
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-33926 (Commission File Number)	75-1256622 (IRS Employer Identification No.)

1650 Hwy 6 South, Suite 190
Sugar Land, Texas 77478
(Address of principal executive offices)

(281) 980-5522
(Registrant’s Telephone Number, Including Area Code)
Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 5.02     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On September 1, 2018, Patrick D. Quarles was appointed to serve on the Board of Directors (the “Board”) of Trecora Resources (“Trecora”) to fill the vacancy created by the previously announced transition of John R. (Dick) Townsend from the Board to an officer of Trecora. Mr. Quarles’ initial term will expire at Trecora’s 2019 annual meeting of the stockholders. Mr. Quarles has been appointed to serve on the Audit Committee and the Nominating and Governance Committee.

Mr. Quarles served as Executive Vice President and President, Acetyl Chain and Integrated Supply Chain at Celanese Corporation from 2015 to 2017. Prior to joining Celanese Corporation, Mr. Quarles held a variety of leadership positions at LyondellBasell Industries N.V., before serving as Senior Vice President of the Intermediates and Derivatives (“I&D”) segment and the supply chain and procurement functions from January 2015 to June 2015. This time included serving as a member of LyondellBasell’s Management Board from 2014 to 2015, Senior Vice President - I&D from 2009 to 2014, Senior Vice President Propylene Oxide and Derivatives from 2008 to 2009 and Vice President of Performance Chemicals from 2004 to 2008. Mr. Quarles began his career in 1990 at ARCO Chemical/Union Carbide, where he held various positions in sales, marketing and business management. Mr. Quarles earned a Bachelor of Science in Mechanical Engineering from Clemson University and an MBA from the Kellogg School of Management at Northwestern University.

In connection with his appointment to the Board, and in accordance with Trecora’s director compensation practice, which is described in Trecora’s most recent proxy statement filed with the U.S. Securities and Exchange Commission (“SEC”) on April 10, 2018, Mr. Quarles will receive (1) pro rata compensation based on an annual cash stipend for serving on the Board of $70,000 and (2) a grant of an aggregate of 9,375 shares, 5,357 of which will vest in September 2019, with the remainder to vest in May 2020.

There are no relationships that would be reportable as a related party transaction under the rules of the SEC.

A copy of Trecora’s press release relating to this appointment is being furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01    Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description of Exhibit
99.1	Press Release of the Company, dated September 7, 2018

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRECORA RESOURCES

Date: September 7, 2018	By:	/s/ Sami Ahmad
Sami Ahmad
Chief Financial Officer